CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q in accordance with Rule 15(d)-14 of the Securities Exchange Act of 1934 of Red Trail Energy, LLC (the “Company”) for the fiscal quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jodi Johnson, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jodi Johnson
Jodi Johnson
Chief Financial Officer

Dated:	May 13, 2013